UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 1, 2005
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Cottage Plaza, Pawtucket, Rhode Island

On February 2, 2005, we purchased a newly constructed shopping center known as Cottage Plaza, containing 83,903 leasable square feet (which includes 6,540 square feet of ground lease space). The center is located at 380 Cottage Street in Pawtucket, Rhode Island.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $23,440,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $279 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Stop and Shop, leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
Stop and Shop	65,486	78	20.00	11/04	11/24

For federal income tax purposes, the depreciable basis in this property will be approximately $17,580,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Cottage Plaza was newly constructed during 2004 and 2005. As of February 1, 2005, this property was 100% leased, with a total 83,903 square feet leased to five tenants and three ground lease tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased	Lease	Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Ends	Rent ($)	Per Annum ($)
Sally Beauty Supplies	1,600	12/08	30,960	19.35
T-Mobile	1,857	12/09	38,997	21.00
Wendy's Old Fashioned Hamburgers (Ground Lease) *	3,500	12/14	55,000	N/A
Pepperoni's	1,920	12/14	34,200	17.81
Hollywood Video	6,500	12/15	143,000	22.00
Stop & Shop Gas Station (Ground Lease)	40	11/24	25,000	N/A
Stop & Shop	65,486	11/24	1,309,720	20.00
Dunkin Donuts (Ground Lease) *	3,000	01/25	55,000	N/A

* Lease term has not yet commenced but commences upon the tenant's occupancy of their building.

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Magnolia Square, Houma, Louisiana

On February 1, 2005, we purchased a newly constructed shopping center and which is known as Magnolia Square, containing 116,079 gross leasable square feet. The center is located at Martin Luther King Boulevard and Corporate Drive in Houma, Louisiana.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $18,264,000. These amounts may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $157 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Three tenants, Circuit City, Ross Stores and PETsMART, lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Circuit City	20,246	17	13.85	10/04	01/20

Ross Stores	30,025	26	9.30	09/04	01/15

PETsMART	20,030	17	12.50	10/04	03/15

For federal income tax purposes, the depreciable basis in this property will be approximately $13,698,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Magnolia Square was newly constructed during 2004. As of February 1, 2005, the property was 97% leased with a total 112,879 square feet leased to 13 tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased	Lease	Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Ends	Rent ($)	Per Annum ($)
Dollar Tree	10,030	09/09	72,718	7.25
Dress Barn	7,548	12/09	107,559	14.25
West Marine	6,000	12/09	136,440	22.74
Oreck Floor Care Center	1,600	12/09	24,800	15.50
Budget Cuts *	1,600	12/09	24,800	15.50
Saigon Restaurant *	1,600	12/09	24,800	15.50
Sally Beauty Supplies	1,600	02/10	26,000	16.25
Chuck E. Cheese	7,000	08/14	126,000	18.00
Ross Dress for Less	30,025	01/15	279,221	9.30
PETsMART	20,030	03/15	250,375	12.50
Circuit City	20,246	01/20	280,407	13.85
Starbucks *	1,600	TBD	41,360	25.85
Rue 21 *	4,000	TBD	60,000	15.00

* Lease term information is based on the date the tenant begins occupancy and is not currently available.

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Item 9.01. Financial Statements, ProForma Financial Information and Exhibits
  Financial Statements

To be subsequently filed for Magnolia Square under Rule 3-14 of the Securities and Exchange Commission Regulation S-X. No financial statement will be filed for Cottage Plaza as the acquisition of this property does not require a financial statements under Rule 3-14 of the Securities and Exchange Commission Regulation S-X.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Principal Accounting Officer
Date:	February 1, 2005